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                                                                     Exhibit 4.1

                                           COMMON STOCK


                      Number                                             Shares



                                   COMBINATORX, INCORPORATED

                                  INCORPORATED UNDER THE LAWS
                                   OF THE STATE OF DELAWARE

                                                 CUSIP _______________
                                      SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT





IS THE OWNER OF

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $0.001 PER SHARE OF COMBINATORX, INCORPORATED transferable on the books of the Company by the holder hereof, in person, or by duly authorized attorney upon surrender of this Certificate properly endorsed. The shares represented by this Certificate are subject to the provisions of the certificate of incorporation and by-laws of the Company as from time to time amended or restated. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile signatures of its duly authorized officers.




               PRESIDENT                                   TREASURER

Countersigned and Registered:

EQUISERVE TRUST COMPANY, N.A.
By:  ____________
Transfer Agent and Registrar

Authorized Signature


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                            COMBINATORX, INCORPORATED

THE RECORD HOLDER OF THIS CERTIFICATE MAY OBTAIN FROM THE SECRETARY OF THE COMPANY, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED AND THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH SERIES OF PREFERRED SHARES AUTHORIZED TO BE ISSUED SO FAR AS THE SAME HAVE BEEN FIXED AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM - as tenants in common                                    UNIF GIFT MIN ACT - _________ Custodian _________

TEN ENT - as tenants by the entireties                                               (Custodian)           (Minor)
JT TEN  - as joint tenants with right of survivorship
                     and not as tenants in common
                                                                                   Under Uniform Gifts to Minors Act

                                                                                         ___________ (State)

Additional abbreviations may also be used though not in the above list.

For value received, ________________________________ hereby sell, assign and transfer unto

                 PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________________________________________________________
______________________________________________________________________________________________________________________

               (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

______________________________________________________________________________________________________________________
______________________________________________________________________________________________________________________
______________________________________________________________________________________________________________________
_____________________________________________________________________________ shares of the stock represented by the within certificate, and do hereby irrevocably constitute and appoint
                  _____________________________________________________________________________ Attorney
                  to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated  __________________________________________________                  X   ______________________________________


                                                                           X   ______________________________________
                                                                               NOTICE: THE SIGNATURE ON THIS ASSIGNMENT
                                                                               MUST CORRESPOND EXACTLY WITH THE NAME
                                                                               WRITTEN UPON THE FACE OF THE CERTIFICATE.

Signature(s) Guaranteed:


_________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION, AS DEFINED IN RULE 17AD-15 UNDER THE SECURITIES AND
EXCHANGE ACT OF 1934, AS AMENDED

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE COMPANY MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
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